Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Net Income (Loss) Per Share

Note 16. Net Income (Loss) Per Share – As Restated

As a result of the reverse recapitalization (see Note 4), the Company has retroactively adjusted the weighted average shares outstanding prior to October 1, 2020 to give effect to the Exchange Ratio used to determine the number of shares of common stock into which they were converted.

The following table sets forth the computation of basic and diluted net income (loss) per share of common stock for the years ended December 31, 2020, and 2019:

	Years Ended December 31,
	2020 as restated	2019
	(in thousands, except share and per share data)
Numerator:

Net income (loss) attributable to common stockholders - basic	$324,117	$(14,113)
Less: gain from change in fair value of warrant liabilities	(363,299)	-
Net loss attributable to common shareholders – diluted	$(39,182)	$(14,113)

Denominator:

Weighted average shares outstanding, basic	104,324,059	86,643,714
Weighted average shares outstanding, diluted	112,570,960	86,643,714

Net income (loss) per share, basic	$3.11	$(0.16)
Net loss per share, diluted	$(0.35)	$(0.16)

The Company included the following weighted average potential common shares in the computation of diluted net income per share for the years ended December 31, 2020, but not for the years ended December 31, 2019 because including them would have had an anti-dilutive effect:

	Years Ended December 31,
	2020 as restated	2019

Stock options, including incentive stock options and non-qualified	6,326,479	3,772,368
Common shares issuable from the exercise of warrants	1,920,426	-

Total	8,246,905	3,772,368